Supplement Dated February 25, 2011

To the

Prospectus Dated May 1, 2010

For the

Farmers Variable Annuity

Issued through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

IMPORTANT NOTICE REGARDING SUBACCOUNT CHANGE

Effective on or about May 1, 2011, the names of the following subaccounts will change to reflect changes in the funds in which they invest, as described further in the funds’ prospectus supplements:

Old Name	New Name

DWS Strategic Value VIP	DWS Large Cap Value VIP

DWS Global Opportunities VIP	DWS Global Small Cap Growth VIP

The name changes will not affect any allocation instructions or portfolio rebalancing, dollar cost averaging, or other automatic program involving the subaccounts.

Please Retain This Supplement for Future Reference.

If you have questions, please call the Service Center toll-free at 1-877-376-8008, write the Service Center at P.O. Box 724208, Atlanta, GA 31139, or contact your Farmers Registered Representative.